SURO CAPITAL

Investor Presentation
July 2025

Forward Looking Statements

Statements included herein, including statements regarding SuRo Capital Corp.'s ("SuRo Capital", "SSSS", "we", "us" or "our") beliefs, expectations, intentions or strategies for the future, may constitute "forward-looking statements". SuRo Capital cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause SuRo Capital’s actual results to differ from management's current expectations are contained in SuRo Capital's filings with the Securities and Exchange Commission (“SEC”). SuRo Capital undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this presentation.

Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third-party sources and has not been independently verified. SuRo Capital makes no representation or warranty with respect to this information. All trademarks, logos, and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks, and brands does not imply endorsement.

The investments presented herein were selected as of July 9, 2025. These investments are intended to illustrate SuRo Capital's sourcing experience and the profile and types of investments and investment strategies which may be pursued by SuRo Capital. The types and performance of these investments (i) are not representative of the types and performance of all investments that have been made by SuRo Capital or its investment strategies and (ii) are not necessarily indicative of the types and performance of investments that SuRo Capital may seek to make, or be able to make, in the future. Further, references to the investments are presented to illustrative purposes only and should not be construed as a recommendation of any particular investment. Certain investments may be held through special purpose vehicles providing SuRo Capital with economic exposure to the underlying portfolio company.

The following slides contain summaries of certain financial and statistical information about SuRo Capital. The information contained in this presentation is summary information intended to be considered in connection with review of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required to do so by law. In addition, information related to past performance, while it may be helpful as an evaluative tool, is not indicative of future results, the achievement of which cannot be assured. You should not view the past performance of SuRo Capital or any of its portfolio companies, or information about the market, as indicative of SuRo Capital’s or any of its portfolio companies’ future results. The performance data stated herein may have been due to extraordinary market or other conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of SuRo Capital. The information contained herein is for informational purposes only and is not intended to be a substitute for financial, legal, or tax advice.

SuRo Capital Is The Public's Gateway To Venture Capital

SuRo Capital is a publicly traded, growth-stage venture capital firm started in 2011, investing in a growing portfolio of companies across many sectors including AI, Consumer, and Software

Canva

CoreWeave (1)

lime

Liquid Death MOUNTAIN WATER

OpenAI (2)
ARK Type One Deep Ventures Fund LLC

PLAID (3)

VAST (4)
IH10, LLC

WHOOP®

Note: The logos shown are not inclusive of all of SuRo Capital's current portfolio companies. SuRo Capital's complete list of existing investments can be found in public filings at www.sec.gov.

(1) As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.

(2) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

(3) SuRo Capital's investment in the Class A Common Shares of Plaid Inc. was made through 1789 Capital Nirvana II LP, an SPV in which SuRo Capital is the Sole Limited Partner. SuRo Capital paid a 7% origination fee at the time of investment.

(4) IH10, LLC's sole portfolio asset is interest in the Series B Preferred Shares of VAST Data, Ltd. through an SPV. SuRo Capital is invested in the Series B Preferred Shares of VAST Data, Ltd. through its investment in the Membership Interest of IH10, LLC.

Making Venture Capital Accessible

The world of high-growth private companies has been largely reserved for institutional investors.

<u>So why choose SuRo Capital?</u>

SuRo Capital makes it accessible to everyone.

Invest in pre-IPO companies

Gain exposure to late-stage companies before they go public

Private market investing, made public

Access the kind of deals previously limited to institutional and ultra high net worth investors

Flexibility of a public stock

SuRo Capital (NASDAQ: SSSS) is a publicly traded stock meaning no investor minimums and no redemption restrictions

Investing In Quality

We prioritize quality.
Our investment strategy is straightforward: we seek out dynamic, high-growth companies. By backing industry leaders and innovation, we remain committed to delivering long-term value for our shareholders.



Growth
Pre-seed
Stage of Business
Price Insensitive Primary & Secondary Investors
SuRo Capital's Focus
Angels, Friends & Family
Early Stage Venture Capital
Low
High
Valuation Sensitivity

SuRo Capital's Journey

We have executed on our strategy successfully since 2011.

Throughout our history, we have invested in some of the world's most notable private companies.

	Palantir	coursera	lyft	Spotify	CoreWeave (1)	OpenAI (2) ARK Type One Deep Ventures Fund LLC
	SuRo Capital invests $21.1 million Fully Exited in 2021 for $145.0 million	SuRo Capital invests $17.4 million Fully Exited in 2021 for $115.3 million	SuRo Capital invests $7.5 million Fully Exited in 2019 for $20.9 million	SuRo Capital invests $13.6 million Fully Exited in 2019 for $46.4 million	SuRo Capital invests $25.0 million Partially Exited in 2025 for $25.3 million	SuRo Capital invests $17.5 million Currently Held
Year of Initial Investment	**2012**	**2013**	**2014**	**2015**	**2024**	**2024**
MOIC	**6.9x**	**6.6x**	**2.8x**	**3.4x**		

Note: SuRo Capital was formerly known as NeXt Innovation Corp., GSV Capital Corp. and Sutter Rock Capital Corp.

(1) Reflects SuRo Capital's investments in CoreWeave, Inc. either directly or through membership interest in CW Opportunity 2 LP. As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.

(2) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

Our Portfolio Has Evolved

Driven by a disciplined sourcing and investment process, our portfolio reflects innovation across high-impact sectors — including artificial intelligence, enterprise software, fintech, consumer tech, education, and mobility. **We invest in companies with visionary founders and category-defining companies, many of which are backed by the world's leading venture capital firms.**

Select Exited Portfolio

- Dropbox
- Facebook
- Twitter
- Spotify
- Palantir
- Lyft
- Snapchat
- ServiceTitan
- General Assembly
- jamf
- coursera
- OKLO

Select Current Portfolio

- CoreWeave (1)
- OpenAI (2) — ARK Type One Deep Ventures Fund LLC
- Liquid Death Mountain Water
- PLAID (3)
- WHOOP
- Canva
- Locus Robotics
- VAST (4) — IH10, LLC
- LEARNEO
- BLINK HEALTH
- Lime
- PAYJOY

Note: Exited & Current Portfolios are not exhaustive. SuRo Capital's full existing and previously held companies can be found in public filings at www.sec.gov.

(1) As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.

(2) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

(3) SuRo Capital's investment in the Class A Common Shares of Plaid Inc. was made through 1789 Capital Nirvana II LP, an SPV in which SuRo Capital is the Sole Limited Partner. SuRo Capital paid a 7% origination fee at the time of investment.

(4) IH10, LLC's sole portfolio asset is interest in the Series B Preferred Shares of VAST Data, Ltd. through an SPV. SuRo Capital is invested in the Series B Preferred Shares of VAST Data, Ltd. through its investment in the Membership Interest of IH10, LLC.

SuRo Capital's Advantage Is Clear

1. **High-Quality Private Investments** — We leverage a **robust sourcing network to access premier private opportunities**—often before they're visible to traditional investors

2. **Disciplined, Price-Conscious Process** — Our **rigorous underwriting focuses** not just on access, but on securing compelling entry points that drive long-term value

3. **Relentless Focus on Shareholder Value** — Every investment decision is guided by a single question: How does this create value for our shareholders? **Maximizing returns is our mission**

Recent Portfolio Company Activity

IPO Activity

CoreWeave (1)

- **CoreWeave** successfully completed its IPO on March 28, 2025
  - Began trading on the NASDAQ under the ticker 'CRWV' at $40 per share
  - Post-IPO, CoreWeave shares have traded as high as $187 per share amid market excitement for AI

Financing Activity

OpenAI (2)

- **OpenAI** completed an equity financing on March 31, 2025
  - Announced the largest venture capital deal of all time: a $40.0 billion fundraise at a $300.0 billion post-money valuation
  - According to the company, the financing includes a partnership with SoftBank Group and will enable OpenAI to scale its compute infrastructure

SPAC Activity

COLOMBIER ACQUISITION CORP. II

- **Colombier Acquisition Corp. II** entered into a definitive business combination agreement on January 6, 2025; the S-4 became effective on June 20, 2025
  - The merger is expected to close in July 2025
  - SuRo Capital invested in Colombier Sponsor II LLC, the sponsor of Colombier Acquisition Corp. II

Sources: Reuters.com | CoreWeave shares soar past IPO price on third trading day; Bloomberg.com | Nvidia-Backed CoreWeave Files for IPO, Revealing Growing Revenue; Openai.com | New funding to build towards AGI; Businesswire.com | GrabAGun, a Mobile-Focused Online Firearms Retailer Defending the Second Amendment, to Become a Public Company through a Business Combination with Colombier Acquisition Corp. II.

(1) As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.

(2) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

SuRo Capital Recent Activity

Portfolio Exits

CoreWeave (1)

- **In Q2 2025, SuRo Capital began monetizing its position in CoreWeave (aggregate investment $25.0 million)**
  - As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares ($10.0 million invested)
  - Continue to retain the entirety of interests in CW Opportunity 2 LP ($15.0 million invested)

ServiceTitan®

- **As of June 27, 2025, SuRo Capital had sold its entire position in ServiceTitan, Inc.**

Dividend Updates

SURO CAPITAL

- **On July 3, 2025, SuRo Capital's Board of Directors declared a cash dividend of $0.25 per share**
  - Payable on July 31, 2025, to the Company's common stockholders of record as of July 21, 2025
  - SuRo Capital anticipates declaring additional dividends throughout the year

(1) Reflects SuRo Capital's investments in CoreWeave, Inc. either directly or through membership interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc. SuRo Capital is invested in the Class A Common Shares of CoreWeave, Inc. through its investment in the Class A Membership Interest of CW Opportunity 2 LP.

Top 5 Positions[1]

SuRo's top 5 investments represent a diversified portfolio with exposure to leading AI companies

1. CW Opportunity 2 LP[2]
2. OpenAI[3] — ARK Type One Deep Ventures Fund LLC
3. WHOOP
4. COLOMBIER II ACQUISITION CORP.
5. LEARNEO

(1) Based on SuRo Capital's estimated net asset value as of June 30, 2025, as disclosed in our press release dated July 8, 2025 containing preliminary estimates of our results for Q2 2025.
(2) As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.
(3) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

Investment Portfolio – CoreWeave, Inc.

About CoreWeave, Inc.

- **CoreWeave** is a specialized cloud provider, designed to power the most complex workloads with customized solutions at scale
- CoreWeave's portfolio of cutting-edge technology delivers a broad range of capabilities for machine learning and AI, graphics and rendering, life sciences, real-time streaming, and more

CoreWeave IPO

- On March 28, 2025, CoreWeave completed its IPO and its shares began trading on the Nasdaq under the ticker symbol 'CRWV'. The company's IPO sold shares at $40 per share and raised over $1.5 billion.
- Post-IPO, CoreWeave shares have rallied as high as $187 per share amid market excitement for AI

CoreWeave (1)

SuRo Capital Investments

- **In 2024, SuRo Capital invested an aggregate $25.0 million in CoreWeave**
  - **$15.0 million through CW Opportunity 2 LP**
  - **$10.0 million direct investment via secondary transactions**
- On March 31, 2025, SuRo Capital marked its CoreWeave investment at $31.52 per share, inclusive of a standard discount
- As of June 20, 2025, SuRo Capital sold its direct shares of CoreWeave for a realized gain of approximately $15.3 million
- As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP

Select CoreWeave Investors

Magnetar
Jane Street
NVIDIA
COATUE
Fidelity
Blackstone
OpenAI
ALTIMETER

Sources: Reuters.com | CoreWeave shares soar past IPO price on third trading day; PitchBook.

(1) As of June 20, 2025, SuRo Capital had sold the entirety of its directly held CoreWeave, Inc. public common shares. As of June 30, 2025, SuRo Capital continues to hold the entirety of its interest in CW Opportunity 2 LP. CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.

Investment Portfolio – ARK Type One Deep Ventures Fund LLC

About OpenAI Global, LLC

- **OpenAI** is an artificial intelligence research organization focused on developing and deploying advanced AI models, such as GPT and DALL-E
- OpenAI offers its models via free and paid plans that suit the needs of consumers, small teams, and large organizations

Opportunity

- According to *The Information*, OpenAI expects revenue to more than triple this year, from $3.7 billion to more than $12.5 billion
- According to *The Information*, OpenAI forecasts $125.0 billion and $174.0 billion in 2029 and 2030 revenue, respectively
- According to OpenAI, approximately 10% of the world uses OpenAI's systems

OpenAI

ARK Type One Deep Ventures Fund LLC[1]

SuRo Capital Investment

- **In September 2024, SuRo Capital invested $17.5 million in the Class A Interest of ARK Type One Deep Ventures Fund**[1]
- **ARK Type One Deep Ventures Fund LLC's sole portfolio asset for Class A Interest holders is the Convertible Interest Rights of OpenAI Global, LLC**
- In early 2025, OpenAI announced a $40.0 billion financing round at a post-money valuation of $300.0 billion

Select OpenAI Investors

Thrive Capital, ARK Invest, Altimeter, Microsoft, Khosla Ventures, NVIDIA, Tiger Global, SoftBank

Sources: WSJ.com | OpenAI Nearly Doubles Valuation to $157 Billion in Funding Round; Axios.com | OpenAI raises $6.6 billion in largest VC round ever; OpenAI.com | New funding to scale the benefits of AI; PitchBook.

(1) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

Investment Portfolio – IH10, LLC

About VAST Data

- **VAST Data** is an AI data platform company that unifies storage, database, and containerized compute engine services into a single, scalable platform to power AI and GPU accelerated tools
- VAST Data is focused on companies that are looking to enable AI and GPU-accelerated tools.
- Customers include companies such as Pixar, NASA, Zoom, Core42, and more

Opportunity

- At the end of 2023, VAST Data reached over $200.0 million in ARR and $1.0 billion in cumulative software bookings. VAST Data has been cash flow positive for the last 3 years and has a gross margin of nearly 90%
- In Q4 2024, VAST Data, along with NVIDIA, announced InsightEngine, the world's first solution to ingest, process, and retrieve all enterprise data in real time

IH10, LLC

SuRo Capital Investment

- **In October 2024, SuRo Capital invested $12.0 million in VAST Data Ltd.'s Series B Preferred through its investment in IH10, LLC**
- The investment implies an approximately $9.1 billion valuation of VAST Data, the same valuation that was reported in their December 2023 financing

Select VAST Data Investors

General Atlantic, BOND, NEA, Dell Technologies, Goldman Sachs, TPG, Fidelity Investments, Tiger Global, NVIDIA

Sources: VASTData.com | VAST Data Named to the Prestigious 2024 Forbes Cloud 100; TechCrunch.com | Vast Data lands $118M to grow its data storage platform for AI workloads.

(1) IH10, LLC's sole portfolio asset is interest in the Series B Preferred Shares of VAST Data, Ltd. through an SPV. SuRo Capital is invested in the Series B Preferred Shares of VAST Data, Ltd. through its investment in the Membership Interest of IH10, LLC.

Investment Portfolio – Plaid Inc.

About Plaid Inc.

- **Plaid** is a fintech platform that enables secure, seamless connectivity between financial applications and consumers' bank accounts
- In recent years, Plaid has evolved from its core bank-linking business into a suite of data analytics products, including fraud prevention, income verification, and credit underwriting

Opportunity

- According to Plaid, they have over 100 million users globally, with more than 1 in 2 Americans having used Plaid
- Plaid is trusted by more than 12,000 financial institutions in 17 countries and more than 8,000 digital finance apps & services

PLAID

SuRo Capital Investment

- **In April 2025, SuRo Capital invested $5.0 million investment in Plaid Inc.'s Class A Common Shares via a sole limited partnership interest in 1789 Capital Nirvana II LP(1)**
- SuRo Capital's investment was part of Plaid's most recent $575.0 million financing
  - According to *Techcrunch*, the round was completed at a $6.1 billion post-money valuation

Select VAST Data Investors

FRANKLIN TEMPLETON · Fidelity · ALTIMETER · Ribbit Capital · NEA · BlackRock · THRIVE CAPITAL

Source: Plaid.com | Plaid's Latest Fundraise; TechCrunch | Fintech Plaid raises $575M at a $6.1B valuation, says it will not go public in 2025; PitchBook

(1) SuRo Capital's investment in the Class A Common Shares of Plaid Inc. was made through 1789 Capital Nirvana II LP, an SPV in which SuRo Capital is the Sole Limited Partner. SuRo Capital paid a 7% origination fee at the time of investment. Amount invested does not include the origination fee, capitalized costs, or prepaid fund expenses.

SURO CAPITAL